UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2006

IMAGE INNOVATIONS HOLDINGS INC.
(Exact name of small Business Issuer as specified in its charter)

NEVADA	0-50119	91-1898414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Snow Becker Krauss P.C., 605 Third Avenue, New York, New York	10158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 494-5049

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 26, 2006, Goldstein Golub Kessler LLP (“GGK”), the Registrant’s independent registered accounting firm, resigned as auditor of the Registrant. In its letter of resignation to the Chairman of the Registrant’s Audit Committee, which is annexed as an exhibit hereto and incorporated by reference herein, GGK stated that based on discussions with the Registrant and its forensic accountants, GGK can no longer rely on the representations of management that are necessary for GGK to perform auditing work on behalf of the Registrant. The letter stated that as a result, GGK was withdrawing its auditor’s report on the Registrant’s financial statements for the year ended December 31, 2004.

Consequently, GGK’s resignation constitutes a “reportable event” pursuant to Item 304(a)(1)(iv)(B)(2) of Regulation S-B inasmuch as GGK has indicated to the Registrant that information has come to the attention of GGK which made GGK unwilling to rely on management’s representations and unwilling to be associated with the 2004 financial statements prepared by management.

GGK’s report on the Registrant’s financial statements for the last fiscal year did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to GGK’s satisfaction, would have caused GGK to make reference to the subject matter of the disagreement(s) in connection with such report.

The Registrant intends to engage new auditors, and anticipates commencing the process of seeking out and interviewing potential candidates, as soon as reasonably practicable. Upon the engagement of new auditors, the Registrant will file a Current Report disclosing such engagement.

GGK set forth a variety of factors that prompted its resignation. Among the reasons set forth in the letter, GGK stated that the Registrant’s Chief Executive Officer refused to inform GGK as to what triggered the forensic accounting investigation (the “Investigation”), which has been previously disclosed on Current Reports filed on December 6, 2005 and March 17, 2006. GGK also stated that the Investigation has, at a minimum, called into serious question virtually all of the Registrant’s 2004 revenue, and GGK believes that the Registrant has not taken adequate remedial steps in response to the findings of the Investigation. Further, GGK stated that the Registrant apparently is in the process of offering or selling its securities, or has offered or sold its securities, during the Investigation.

The Registrant believes that the statements provided by GGK in its letter as reasons prompting its resignation are either materially inaccurate, or otherwise substantially mischaracterize the facts. It is the belief of the Registrant that the Investigation could have been avoided had GGK’s audit of the Registrant’s 2004 financial statements (the “2004 Audit”) uncovered the improper accounting treatment that is the subject of the Investigation. As a result, the Registrant has serious concerns as to whether appropriate audit procedures were performed by GGK in connection with the 2004 Audit.

The following sets forth the Registrant’s position with respect to the reasons provided by GGK for its resignation.

“GGK believes that it can no longer rely on the representations of management…..”

The Registrant’s management is not the same as at December 31, 2004. The current Chief Executive Officer (the “CEO”) was retained by the Registrant in April 2005 and had no knowledge of the circumstances giving rise to the Investigation until November 2005. In fact, the CEO, in accepting a position in management, relied on GGK and its audit report in respect of the 2004 Audit which stated that

“the financial statements…present fairly, in all material respects, the financial position of Image Innovations Holdings Inc. as of December 31, 2004 and the results of its operations and its cash flows for the year then ended in conformity with United States generally accepted accounting principles.”

The Registrant believes that any and all representations made by the CEO to GGK have been accurate in all material respects.

“The Company’s CEO refused to tell us what triggered the forensic investigation”

The Registrant disputes this statement. In November 2005, the CEO conveyed to the GGK audit partner, in detail, his concerns and suspicions relating to the 2004 financial statements. In connection with the March 2006 discussion referenced in GGK’s letter that included GGK, the CEO and the forensic accountants, the CEO, in responding to a question from counsel to GGK requesting the specific reasons for the Investigation, merely stated that he wished to take advice of counsel prior to discussing this subject with GGK and its counsel. The CEO’s concern arose out of a desire to refrain from providing information to GGK, since GGK’s performance in connection with the 2004 Audit would necessarily come into question in the Investigation.

“The Company chose not to allow GGK to hear from the forensic accountants…..”

In early December 2005, GGK was informed by the Registrant that the Investigation was imminent. Counsel to the Registrant was explicitly advised by counsel to GGK at such time that GGK would not be able to act as “auditor” in connection with the Investigation and that the Company would have to retain an outside auditing firm to perform the Investigation. Once the Investigation commenced, in order to preserve the independence thereof, GGK was specifically excluded from participating, especially in light of the concerns of the Audit Committee and management relating to GGK’s audit procedures in connection with the 2004 Audit.

The principal GGK partner responsible for the 2004 Audit subsequently inquired with the CEO about the progress of the Investigation in the most general terms (particularly about when it was likely to be completed) but never inquired as to specifics or requested to meet or speak with the forensic accountants.

Three separate requests by the CEO in November and December 2005 to obtain from GGK copies of its audit confirmations in respect of the 2004 receivables and of its procedures in connection therewith were ignored.

“The forensic accountants’ investigation has, at a minimum, called into serious question virtually all of the Company’s 2004 revenue…”

The Registrant does not dispute that a material amount of revenue in 2004 appears to be in serious question. However, the Investigation is not yet complete and the forensic accountants have so far only presented preliminary findings. Accordingly, GGK’s assertion that “virtually all of the [Registrant’s] 2004 revenue” is in serious question is premature.

“The Company has not taken adequate remedial steps……………..”

In November 2005, when the CEO became concerned of potential serious errors in the 2004 financial statements, he immediately informed counsel and the Audit Committee as well as GGK. An Audit Committee meeting was convened, and the Registrant filed a Current Report disclosing, among other matters, that the Investigation would be necessary to confirm the Registrant's recorded revenue and receivables in respect of 2004 and that the results of the Investigation could have a material adverse effect on the 2004 financials as well as the Registrant's financial condition. The Registrant promptly retained the forensic accountants who commenced the Investigation.

On March 16, 2006, the forensic accountants presented their preliminary findings to the Audit Committee, and a subsequent Current Report was filed by the Registrant on March 17, 2006 disclosing the nature of such findings. Subsequently, the Audit Committee has authorized, and management has taken prompt action, to take control of the Registrant’s principal operating subsidiary that has been the focus of the Investigation (the “Subsidiary”) and its books and records and freeze its bank accounts. The Registrant believes that each of these actions has taken place on a timely basis following presentation of the forensic accountants’ preliminary findings.

“The forensic accountants could not find documentation………..”

Evidently, this documentation, or lack of it, was not raised as a concern by GGK in connection with the 2004 Audit and its audit opinion in respect thereof.

“Their mandate did not include determining who was responsible…….”

The forensic accountants’ initial mandate concerned an immediate effort to determine the accuracy of the 2004 financials. It is anticipated that the Audit Committee will forthwith authorize and direct the forensic accountants, together with special counsel, as appropriate, to investigate the identities of the responsible parties, which investigation is anticipated to include, among other matters, employee, customer and vendor interviews.

“Thus far, the Company and Audit Committee have chosen not to engage independent investigative counsel………”

The Audit Committee does not believe that independent counsel has been necessary up to this point. Counsel to the Audit Committee has consulted with special counsel on an informal basis, and is presently considering whether a formal engagement is necessary or appropriate.

“To our knowledge have not conducted interviews………………”

Prior to the preliminary factual findings of the forensic accountant, the Audit Committee lacked the necessary information to effectively conduct interviews or interrogations. As stated above, the purpose of the Investigation was to initially determine the true nature of the questions concerning the 2004 financial statements as promptly and efficiently as practicable, and subsequently to investigate and identify the responsible parties. This portion of the investigation is anticipated to commence shortly.

“Nor have they terminated……………….”

A new board of directors and management has been installed at the Subsidiary. The Registrant is not in a position to remove directors from the Registrant’s Board of Directors, since this is a matter solely within the purview of the shareholders of the Registrant.

“Report fully to the Commission…”

The Registrant has fully complied with its obligations to make public disclosures under the federal securities laws in a timely and complete manner.

Issuances of securities

Two of the transactions referred to by GGK in its letter, Livve Licensing Group and a “well capitalized institutional investor,” are presently not transactions that will be consummated by the Registrant. With respect to the third transaction referred to by GGK, Cogent Capital Corp., full disclosure of the nature of the forensic investigation was made to the investor prior to closing. With respect to any future transactions involving the issuance of the Registrant’s securities, the Registrant is committed to making full disclosure to any potential investors of the forensic investigation, the circumstances giving rise thereto and the risks in respect thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Goldstein Golub Kessler LLP dated April 14, 2006.
99.1	Resignation Letter from Goldstein Golub Kessler LLP dated March 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2006
IMAGE INNOVATIONS HOLDINGS INC. (Registrant)

	By:	/s/ Michael Preston
Michael Preston Chief Executive Officer